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Exhibit 10.1

AGREEMENT

        THIS AGREEMENT (this "Agreement") dated as of January 1, 2002 is made by and between THE IMMUNE RESPONSE CORPORATION, a corporation organized under the laws of Delaware and I.R.C. Inc., a corporation organized under the laws of Delaware (The Immune Response Corporation and I.R.C. Inc. collectively referred to as "Borrower") and TRANSAMERICA TECHNOLOGY FINANCE CORPORATION successor in interest to TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TTFC").

        WHEREAS, the Borrower and Transamerica Business Credit Corporation are parties to a Master Loan and Security Agreement dated as of September 30, 1999, as amended from time to time, (the Master Loan and Security Agreement and all documents executed in connection therewith hereinafter referred to as "Loan Agreement"; each capitalized term used but not defined herein shall have the meaning given to such term in the Loan Agreement); and

        WHEREAS, the Borrower and TTFC have determined that due to certain events that have occurred in connection with the Borrower, the Borrower and TTFC have agreed that the Borrower will provide TTFC with additional collateral and Payments (as defined below) and provide such other information as set forth herein; and

        WHEREAS, the Borrower shall (i) concurrently with the execution and delivery of this Agreement, grant to TTFC a first priority lien on all of the assets of the Borrower subject only to the lien on Borrower's intellectual property in favor of Kevin Kimberlin Partners, L.P. and Oshkim Limited Partnership (for purposes of this section, the "Partners") which lien is the subject of an intercreditor agreement among the Partners, Borrowers and TTFC; (ii) pay to TTFC Payments (as defined below) in accordance with the terms of this Agreement; and (iii) deliver to TTFC all of the documents, agreements, and other information set forth in this Agreement; and

        WHEREAS, TTFC is willing to accept such additional collateral and the Payments as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree as follows:

        1.    Conditions to Restructure.    To induce TTFC to enter this Agreement, Borrower has satisfied (each and every one of the following conditions (or such conditions have been waived by TTFC):

A.

  (a)
  The Borrower has paid by wire transfer the sum of $5,000 for expenses incurred in the preparation, negotiation and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of its counsel;

  (b)
  TTFC has received executed counterparts of this Agreement duly executed by the Borrower;

  (c)
  TTFC has received a resolution authorizing this Agreement, the matters covered hereby and the transactions contemplated hereby;

  (d)
  TTFC has received (i) completed, executed Representations and Warranties from Borrower in the form attached hereto as Exhibit A and (ii) financial statements for March 31, 2002;

  (d)
  TTFC has received an Intellectual Property Security Agreement ("IP Agreement") executed by Borrower in form and substance satisfactory to TTFC, a copy of which is attached as Exhibit B hereto;

  (e)
  TTFC has received a Security Agreement granting to TTFC a first priority lien subject to Permitted Liens as set forth in the Security Agreement on all assets of Borrower ("Security

    Agreement") executed by Borrower in form and substance satisfactory to TTFC, a copy of which is attached as Exhibit C hereto;

B.
Upon satisfaction of all conditions set forth herein, TTFC agrees that:

(i)
Section 5.14 is deleted and the reference to Section 5.14 in Section 7(c) is deleted;

(ii)
Sections 7(i) and 7(m) are deleted; and

(iii)
Section 7 (h) is deleted and the following is substituted therefor:

(h)
the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $250,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity and such default shall not be remedied, cured, waived or consented to within the period of grace thereto;

        2.    Payments.    The Borrower agrees to make all scheduled payments as set forth in the Note or Notes in accordance with the terms of the Note or Notes executed in connection with the Loan Agreement (any Note or Notes executed in connection with the Loan Agreement are hereinafter collectively referred to as "Notes", and at times referred to individually as "Note"). Notwithstanding the foregoing, the Borrower and TTFC agree that the scheduled payments as set forth in the Notes are revised to include the following additional mandatory repayments of principal (the "Payments").

            (i)  $200,000 immediately upon the receipt of proceeds by the Company from the closing of a private placement by the Company of units consisting of shares of the Company's common stock and warrants (the "Offering");

          (ii)  $200,000 immediately upon any exercise of the Company's Class A warrants sold by the Company in the Offering ("Class A Warrants"); provided, however, that such $200,000 shall be paid to Transamerica only at such time when the aggregate net proceeds of any exercise(s) of the Class A Warrants shall be equal to or greater than $300,000; and

          (iii)  $200,000 immediately upon any exercise of the Company's Class B warrants issued upon the exercise of the Class A Warrants ("Class B Warrants"); provided, however, that such $200,000 shall be paid to Transamerica only at such time when the aggregate net proceeds of any exercise(s) of the Class B Warrants shall be equal to or greater than $300,000.

        The Payments shall be applied to the Notes as follows:

    First, to the balloon payment due pursuant to the latest maturing Note;

    Second, to the balloon payment due pursuant to the next latest maturing Note;

    Third, to the balloon payment due pursuant to the earliest maturing Note;

    Fourth, inversely to the principal due under each Note on a pro-rata basis of the amount due on each Note to the total of the remaining scheduled payments of principal and interest due pursuant to all Notes.

        3.    Covenant.    To induce TTFC to enter into this Agreement, the Borrower hereby covenants and agrees that it shall (i) provide TTFC and its agents access to the Borrower's premises and books and records at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, to (a) inspect and verify all collateral securing all Obligations, and (b) inspect and copy any and all records pertaining thereto; (ii) provide TTFC with all documents and other information set forth in Section 1 above; (iii) no later June 11, 2002, deliver to TTFC an intercreditor agreement in form and substance satisfactory to TTFC by and among Kevin Kimberlin Partners, L.P., Oshkim Limited Partnership, Borrower and TTFC whereby such parties shall agree to share in the proceeds of the Borrower's intellectual property (as defined in the intercreditor agreement) until all Obligations to TTFC have been paid in full; and (iv) pay to TTFC by wire transfer, all expenses and costs incurred in connection with the perfection of TTFC's security interest in all of the assets of the Borrower, including but not limited to filing and recording fees in connection with UCC-1 financing statements and intellectual property security agreements in all offices that TTFC deems necessary or desirable.

        4.    Representations and Warranties of the Borrower.    To induce TTFC to enter into this Agreement, the Borrower represents and warrant as follows:

    (a)
    The recitals in this Agreement are true and correct in all respects.

    (b)
    This Agreement has been duly executed and delivered.

    (c)
    The Borrower is duly organized, validly existing, and in good standing under the laws of Delaware.

    (d)
    The execution, delivery and performance by the Borrower of this Agreement and the documents contemplated hereby or delivered in connection herewith are within Borrower's powers, have been duly authorized by all necessary action, and do not contravene any requirements of any law or regulation to which Borrower is bound or affected.

    (e)
    No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery, and performance by Borrower of this Agreement or any of the documents contemplated hereby or delivered in connection herewith to which Borrower is a party.

    (f)
    This Agreement and each of the documents contemplated hereby or delivered in connection herewith to which Borrower is a party constitute, and each of such documents to which Borrower is to be a party when delivered hereunder will constitute, the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    (g)
    Other than as set forth in Borrower's filings with the Securities and Exchange Commission ("SEC"), there is not pending or, to the best of Borrwer's knowledge after due inquiry, any threatened action or proceeding affecting Borrower which (i) could individually or in the aggregate be reasonably expected to have a material adverse effect on Borrower or (ii) purports to affect the legality, validity, or enforceability of this Agreement, the transactions contemplated hereby, or any of the documents contemplated hereby or delivered in connection herewith.

    (h)
    Except for representations related to Sections 4.3 and 4.5 of the Loan Agreement, assuming the prior effectiveness of this Agreement, and except for the litigation referred to in the SEC filings, all representations and warranties of Borrower in the Loan Agreement are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

        5.    Events of Default; Rights upon Default

          (a)  Each of the following shall constitute a "Default" hereunder:

              (i)  The existence of any Event of Default or other event, which, with the giving of notice or passage of time, would constitute an Event of Default; or

            (ii)  The Borrower shall fail to keep or perform any of the convenants or agreements contained herein; or

            (iii)  Any representation or warranty of Borrower shall be false, misleading or incorrect in any material respect.

          (b)  Upon the occurrence of a Default, TTFC may exercise its rights and remedies under the Loan Agreement and applicable law.

        6.    Acknowledgement of Obligations.    The Borrower acknowledges that as of June 1, 2002, the Borrower is indebted to TTFC in the amount of $1,418,873.44, exclusive of interest, costs, expenses, late charges, and other fees and costs due under the Loan Agreement and that such obligations are absolute and unconditional and are the legal, valid and binding obligations of the Borrower without offset, defense or counterclaim, and interest, costs, and expenses continue to accrue with respect thereto.

        7.    Effect and Construction of Agreement.    Except as amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its respective terms, and except as provided herein, this Agreement shall not be construed to:

    (a)
    Waive or impair any rights, powers or remedies of TTFC under the Loan Agreement; or

    (b)
    Constitute an agreement by TTFC to extend the term of the Loan Agreement or the time for payment of any amounts due under the Loan Agreement.

        Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and the other documents executed in connection herewith.

        In the event of any inconsistency between the terms of this Agreement and the Loan Agreement, the terms of this Agreement shall govern.

        8.    Reaffirmation of Loan Agreement.

    (a)
    Borrower hereby reaffirms the Loan Agreement and acknowledges that it is indebted to TTFC under the Loan Agreement and that its obligations under Loan Agreement are absolute and unconditional, are its legal, valid and binding obligations without offset, defense or counterclaim, and interest, costs and expenses continue to accrue with respect thereto.

    (b)
    The Borrower hereby reaffirms, confirms and acknowledges all of the terms of the Loan Agreement.

        9.    Release.    In consideration of the foregoing, Borrower hereby releases, remises, acquits and forever discharges TTFC and TTFC's employees, agents, representatives, consultants, attorneys, fiduciaries, servants officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or thing done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Loan Agreement or any of the other Loan Documents (all of the foregoing hereinafter called the "Released Matters"). The Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower represents and warrant to TTFC that the Borrower has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

        10.    Miscellaneous.

  (a)
  Further Assurances. The Borrower agrees to execute such other and further documents and instruments as TTFC may reasonably request to implement the provisions of this Agreement.

  (b)
  Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No other Person shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary of this Agreement.

  (c)
  Integration. This Agreement constitutes the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by TTFC or any employee or agent of TTFC, except for the agreements of TTFC set forth herein.

  (d)
  Invalidity. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

  (e)
  GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

  (f)
  Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

  (g)
  Notices. Any notices with respect to this Agreement shall be given in the manner and to the addresses provided in the Loan Agreement or to such other address as any party may designate to the other parties hereto in the manner specified in the Loan Agreement.

  (h)
  Headings. The titles and headings of the numbered paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

  (i)
  Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Borrower contained herein shall survive the payment in full of the obligations.

  (j)
  Amendments, Etc. No Purported amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto, and any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

  (k)
  Cost and Expenses. The Borrower shall pay on demand all costs and expenses of TTFC including, without limitation, all reasonable attorneys and other professionals' fees and related disbursements incurred in connection with the administration and enforcement of this Agreement or with respect to advising TTFC of its rights and responsibilities hereunder and under the Loan Agreement.

        11.    SUBMISSION TO JURISDICTION; JURY WAIVER.    BORROWER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN ILLINOIS FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT. BORROWER AND TTFC IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

THE IMMUNE RESPONSE CORPORATION
By:

Name:
Title:
I.R.C. INC.
By:

Name:
Title:
TRANSAMERICA TECHNOLOGY FINANCE CORPORATION successor in interest to TRANSAMERICA BUSINESS CREDIT CORPORATION
By:

Name:
Title:

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  Exhibit 10.1
AGREEMENT